Exhibit 99.2

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	DECEMBER 31, 2003	SEPTEMBER 30, 2003	DECEMBER 31, 2002 (1)

ASSETS:
CASH AND CASH EQUIVALENTS	$65,528	$75,191	$78,591
LOANS RECEIVABLE, NET	2,903,724	2,761,174	2,390,263
LOANS HELD FOR SALE	14,616	22,754	22,549
INVESTMENTS AND ASSET-BACKED SECURITIES (ABS)
AVAILABLE FOR SALE	1,070,955	1,010,084	826,692
INVESTMENTS AND ABS HELD TO MATURITY	2,229	2,821	3,476
OFFICE PROPERTIES AND EQUIPMENT, NET	54,620	52,385	47,745
REAL ESTATE OWNED, NET	4,226	3,108	3,953
GOODWILL, NET	45,075	45,075	43,977
OTHER INTANGIBLE ASSETS, NET	2,881	2,960	0
BANK OWNED LIFE INSURANCE (BOLI)	73,141	72,168	59,399
PREPAID EXPENSES AND OTHER ASSETS, NET	35,754	27,730	29,419

TOTAL ASSETS	$4,272,749	$4,075,450	$3,506,064

LIABILITIES:
DEPOSITS	$2,455,076	$2,421,043	$2,014,096
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	1,026,031	964,140	874,515
REPURCHASE AGREEMENTS AND FED FUNDS	363,137	259,107	249,769
OTHER BORROWINGS	135,583	136,782	127,682
ACCRUED EXPENSES & OTHER LIABILITIES	42,574	45,501	36,346
TOTAL LIABILITIES	4,022,401	3,826,573	3,302,408

SHAREHOLDERS’ EQUITY:
COMMON STOCK	14,864	14,812	11,959
ADDITIONAL PAID-IN CAPITAL	181,382	181,036	125,177
ACCUMULATED COMPREHENSIVE INCOME (LOSS):
UNREALIZED GAIN (LOSS) ON INVESTMENTS AND ABS (2)	(15,193)	(7,278)	3,439
RETAINED EARNINGS	69,295	60,307	63,081
TOTAL SHAREHOLDERS’ EQUITY	250,348	248,877	203,656

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,272,749	$4,075,450	$3,506,064

BOOK VALUE PER SHARE (3)	$16.84	$16.80	$15.48

TANGIBLE BOOK VALUE PER SHARE (4)	$13.62	$13.56	$12.14

SHARES OUTSTANDING AT END OF PERIOD	14,863,917	14,811,661	11,958,948

SHAREHOLDERS’ EQUITY TO TOTAL ASSETS	5.86%	6.11%	5.81%

TANGIBLE EQUITY TO TOTAL ASSETS (5)	4.74%	4.93%	4.55%

(1)   Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)   Net of deferred income taxes.

(3)   Amount as of December 31, 2002 has been restated to reflect the 10% stock dividend paid in May 2003.

(4)   Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(5)   Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total assets.

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31, 2003	SEPT 30, 2003	DEC 31, 2002 (1)	DEC 31, 2003	DEC 31, 2002 (1)
INTEREST INCOME:
LOANS	$43,517	$43,179	$40,938	$169,411	$159,278
ASSET-BACKED SECURITIES	11,449	10,558	9,155	41,193	33,539
INVESTMENTS AND CASH	929	959	1,244	4,123	4,496
TOTAL INTEREST INCOME	55,895	54,696	51,337	214,727	197,313

INTEREST EXPENSE:
DEPOSITS	8,996	9,322	9,607	36,831	43,632
BORROWINGS	12,918	13,046	14,003	52,976	53,333
TOTAL INTEREST EXPENSE	21,914	22,368	23,610	89,807	96,965

NET INTEREST INCOME	33,981	32,328	27,727	124,920	100,348

PROVISION FOR LOSSES ON LOANS	(2,850)	(2,850)	(4,277)	(10,500)	(11,867)
NET INTEREST INCOME AFTER PROVISION	31,131	29,478	23,450	114,420	88,481

OTHER INCOME:
FEES AND SERVICE CHARGES	4,908	5,052	4,397	19,168	16,678
MORTGAGE BANKING OPERATIONS	1,584	2,185	2,319	8,482	5,982
LOAN SERVICING FEES (COSTS)	117	518	(329)	566	536
NET GAIN (LOSS) ON SALES OF SECURITIES	965	(308)	1,129	3,694	2,925
REAL ESTATE OWNED OPERATIONS	11	125	76	(73)	(126)
BOLI	973	979	847	3,742	3,280
CHARGE RELATED TO EARLY REPAYMENT OF DEBT	0	0	0	(1,464)	0
OTHER NONINTEREST INCOME (EXPENSE)	(17)	(155)	0	(380)	(195)
TOTAL OTHER INCOME	8,541	8,396	8,439	33,735	29,080

OPERATING EXPENSES:
EMPLOYEE COMPENSATION AND BENEFITS	13,428	13,683	10,758	51,066	42,861
OCCUPANCY AND EQUIPMENT	3,882	3,641	3,214	14,687	12,534
AMORTIZATION OF OTHER INTANGIBLES	79	78	0	262	644
GOODWILL LITIGATION COSTS	50	236	310	600	1,100
ACQUISITION AND MERGER COSTS	437	166	0	792	0
OTHER	8,018	6,851	6,123	27,157	23,804
TOTAL OPERATING EXPENSES	25,894	24,655	20,405	94,564	80,943

INCOME FROM OPERATIONS BEFORE TAXES	13,778	13,219	11,484	53,591	36,618
INCOME TAX PROVISION	(4,790)	(4,594)	(3,843)	(18,678)	(11,031)

NET INCOME	$8,988	$8,625	$7,641	$34,913	$25,587

EARNINGS PER SHARE - BASIC (2)	$0.61	$0.58	$0.58	$2.40	$1.96
EARNINGS PER SHARE - DILUTED (2)	$0.59	$0.57	$0.57	$2.34	$1.91

CORE EARNINGS (3)	$8,645	$8,933	$8,110	$33,979	$25,376
CORE EARNINGS PER SHARE - BASIC (3)	$0.59	$0.60	$0.61	$2.34	$1.94
CORE EARNINGS PER SHARE - DILUTED (3)	$0.57	$0.59	$0.61	$2.27	$1.89

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (2)	14,844,325	14,791,399	13,154,287	14,533,402	13,027,884
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (2)	15,286,227	15,220,484	13,462,131	14,940,108	13,432,770

(1)   Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)   Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2003.

(3)   Core earnings per share excludes net securities gains (losses), acquisition and merger costs, a supplemental loan loss provision and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31, 2003	SEPT 30, 2003	DEC 31, 2002 (1)	DEC 31, 2003	DEC 31, 2002 (1)

NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO	6.01%	6.10%	6.87%	6.23%	7.08%
YIELD ON INVESTMENTS AND CASH	3.94%	3.87%	5.33%	4.26%	4.81%
YIELD ON ASSET-BACKED SECURITIES	4.61%	4.29%	4.81%	4.51%	5.24%
YIELD ON INTEREST-EARNING ASSETS	5.62%	5.59%	6.34%	5.75%	6.63%

COST OF DEPOSITS	1.46%	1.53%	1.91%	1.58%	2.23%
COST OF BORROWINGS	3.59%	3.74%	4.64%	3.95%	5.28%
COST OF LIABILITIES	2.24%	2.33%	2.93%	2.45%	3.27%

NET INTEREST SPREAD	3.38%	3.26%	3.41%	3.30%	3.36%

NET INTEREST MARGIN	3.41%	3.31%	3.42%	3.35%	3.37%

AVERAGE INTEREST-EARNING ASSETS	$3,949,301	$3,880,679	$3,212,857	$3,731,192	$2,975,587
AVERAGE INTEREST-BEARING LIABILITIES	3,873,380	3,806,143	3,196,551	3,666,546	2,969,725

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.85%	0.83%	0.88%	0.88%	0.80%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (2)	0.82%	0.86%	0.94%	0.85%	0.79%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY	14.1%	13.6%	15.1%	14.4%	13.9%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS (2)	13.5%	14.1%	16.0%	14.0%	13.8%
OPERATING EFFICIENCY	60.9%	60.5%	56.4%	59.6%	62.5%
OPERATING EFFICIENCY, CORE OPERATING BASIS (2)	59.6%	61.7%	53.3%	56.9%	60.2%
NONINTEREST EXPENSE TO AVERAGE ASSETS (ANNUALIZED)	2.45%	2.38%	2.36%	2.39%	2.53%

CAPITAL ADEQUACY:
SHAREHOLDERS’ EQUITY RATIO	5.86%	6.11%	5.81%	5.86%	5.81%
REGULATORY CAPITAL RATIOS (FOR STERLING SAVINGS BANK):
CORE CAPITAL RATIO.	7.4%	7.6%	7.6%	7.4%	7.6%
TIER 1 RISK-BASED CAPITAL RATIO	9.9%	10.1%	10.0%	9.9%	10.0%
TOTAL RISK-BASED CAPITAL RATIO	10.9%	11.1%	11.0%	10.9%	11.0%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$78,568	$146,908	$147,289	$504,169	$350,973
MULTIFAMILY REAL ESTATE	17,827	23,693	45,024	71,962	77,761
COMMERCIAL REAL ESTATE	16,650	12,435	19,600	114,487	66,492
CONSTRUCTION	165,188	218,072	143,287	707,551	598,447
CONSUMER - DIRECT	48,438	69,127	40,002	211,505	146,575
CONSUMER - INDIRECT	19,102	24,081	13,988	73,046	64,333
BUSINESS BANKING	96,064	93,014	111,462	386,521	403,181
CORPORATE BANKING	90,048	16,055	28,667	204,733	121,348
TOTAL LOAN ORIGINATION VOLUME	$531,885	$603,385	$549,319	$2,273,974	$1,829,110

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$10,043	$9,905	$8,279	$36,954	$31,930

(1)   Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)   Core operating basis excludes net securities gains (losses), acquisition and merger costs, a supplemental loan loss provision and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported ratios.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

	DEC 31, 2003	SEPT 30, 2003	DEC 31, 2002

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$407,999	$377,459	$358,359
MULTIFAMILY REAL ESTATE	167,220	161,830	161,547
COMMERCIAL REAL ESTATE	463,191	478,386	458,712
CONSTRUCTION	552,965	549,641	480,919
CONSUMER - DIRECT	309,931	294,520	246,578
CONSUMER - INDIRECT	99,697	91,488	62,896
BUSINESS BANKING	717,369	681,586	546,819
CORPORATE BANKING	228,233	167,123	108,749
DEFERRED LOAN FEES, NET	(7,276)	(7,118)	(6,450)
ALLOWANCE FOR LOSSES ON LOANS	(35,605)	(33,741)	(27,866)
NET LOANS RECEIVABLE	$2,903,724	$2,761,174	$2,390,263

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$33,741	$32,034	$24,115
ALLOWANCE FOR LOAN LOSSES ACQUIRED	0	0	0
PROVISION FOR LOSSES ON LOANS	2,850	2,850	4,277
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(986)	(1,143)	(526)
BALANCE AT END OF QUARTER	$35,605	$33,741	$27,866

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.14%	0.16%	0.09%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.13%	0.10%	0.21%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.21%	1.21%	1.15%
LOAN LOSS ALLOWANCE & DISCOUNTS TO LOANS	1.27%	1.27%	1.20%

LOAN LOSS ALLOWANCE TO NON-PERFORMING LOANS (EXCLUDING LOANS CLASSIFIED AS LOSS)	216.6%	153.8%	174.3%
NON-PERFORMING LOANS TO NET LOANS	0.60%	0.81%	0.71%

ALLOWANCE FOR REAL ESTATE OWNED (REO):
BALANCE AT BEGINNING OF QUARTER	$37	$235	$271
PROVISION FOR REO LOSSES	0	35	0
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(34)	(232)	(32)
BALANCE AT END OF QUARTER	$3	$38	$239

REO LOSS ALLOWANCE TO TOTAL REO	0.07%	1.21%	5.70%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$183	$0	$0
NON-ACCRUAL LOANS	16,025	21,151	16,278
RESTRUCTURED LOANS	1,164	1,232	594
TOTAL NONPERFORMING LOANS	17,372	22,383	16,872
REO	4,226	3,108	3,953
TOTAL NONPERFORMING ASSETS (NPA)	$21,598	$25,491	$20,825

NPA TO TOTAL ASSETS	0.51%	0.63%	0.59%

NPA TO TOTAL ASSETS EXCLUDING SOURCE CAPITAL/EMPIRE NPA	0.35%	0.43%	0.50%

LOAN AND REO LOSS ALLOWANCE TO NONPERFORMING ASSETS	164.8%	132.3%	133.4%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.90%	0.87%	0.82%

CLASSIFIED ASSETS- STERLING SAVINGS BANK	$74,652	$59,397	$79,095
CLASSIFIED ASSETS- SOURCE	4,298	4,811	5,604
CLASSIFIED ASSETS- EMPIRE	5,806	5,056	0
TOTAL CLASSIFIED ASSETS	$84,756	$69,264	$84,699
CLASSIFIED ASSETS/TOTAL ASSETS	1.98%	1.70%	2.42%

CLASSIFIED ASSETS/TOTAL ASSETS EXCLUDING SOURCE AND EMPIRE	1.75%	1.46%	2.26%

EXHIBIT A- RECONCILIATION SCHEDULE

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DEC 31, 2003	SEPT 30, 2003	DEC 31, 2002 (1)	DEC 31, 2003	DEC 31, 2002 (1)

CORE EARNINGS:
NET INCOME, AS REPORTED	$8,988	$8,625	$7,641	$34,913	$25,587
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(627)	200	(734)	(2,401)	(1,901)
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0	0	1,203	0	1,690
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	284	108	0	515	0
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0	0	0	952	0
CORE EARNINGS	$8,645	$8,933	$8,110	$33,979	$25,376

CORE EARNINGS PER SHARE- BASIC:
EARNINGS PER SHARE- BASIC, AS REPORTED	$0.61	$0.58	$0.58	$2.40	$1.96
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.04)	0.01	(0.06)	(0.17)	(0.15)
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0.00	0.00	0.09	0.00	0.13
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	0.02	0.01	0.00	0.04	0.00
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	0.07	0.00
CORE EARNINGS PER SHARE- BASIC	$0.59	$0.60	$0.61	$2.34	$1.94

CORE EARNINGS PER SHARE- DILUTED:
EARNINGS PER SHARE- DILUTED, AS REPORTED	$0.59	$0.57	$0.57	$2.34	$1.91
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.04)	0.01	(0.05)	(0.16)	(0.15)
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0.00	0.00	0.09	0.00	0.13
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	0.02	0.01	0.00	0.03	0.00
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	0.06	0.00
CORE EARNINGS PER SHARE- DILUTED	$0.57	$0.59	$0.61	$2.27	$1.89

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	14,844,325	14,791,399	13,154,287	14,533,402	13,027,884
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	15,286,227	15,220,484	13,462,131	14,940,108	13,432,770

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS
RETURN ON AVERAGE ASSETS, AS REPORTED	0.85%	0.83%	0.88%	0.88%	0.80%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.06)%	0.02%	(0.08)%	(0.06)%	(0.06)%
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0.00%	0.00%	0.14%	0.00%	0.05%
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	0.03%	0.01%	0.00%	0.01%	0.00%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00%	0.00%	0.00%	0.02%	0.00%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.82%	0.86%	0.94%	0.85%	0.79%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, AS REPORTED	14.1%	13.6%	15.1%	14.4%	13.9%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(1.0)%	0.3%	(1.5)%	(1.0)%	(1.0)%
ADD BACK: INCREMENTAL LOAN LOSS PROVISION, NET OF TAX	0.0%	0.0%	2.4%	0.0%	0.9%
ADD BACK: ACQUISITION AND MERGER COSTS, NET OF TAX	0.4%	0.2%	0.0%	0.2%	0.0%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	0.0%	0.0%	0.4%	0.0%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS	13.5%	14.1%	16.0%	14.0%	13.8%

AVERAGE ASSETS	$4,193,886	$4,103,400	$3,435,937	$3,954,764	$3,201,929
AVERAGE SHAREHOLDERS’ EQUITY	253,317	251,098	200,799	242,219	184,163

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS:
OPERATING EFFICIENCY RATIO, AS REPORTED.	60.9%	60.5%	56.4%	59.6%	62.5%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES	(2.3)%	0.8%	(3.1)%	(2.3)%	(2.3)%
ADD BACK: ACQUISITION AND MERGER COSTS	1.0%	0.4%	0.0%	0.5%	0.0%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT	0.0%	0.0%	0.0%	(0.9)%	0.0%
OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS	59.6%	61.7%	53.3%	56.9%	60.2%

(1)   Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2003.